INVESTOR PRESENTATION February 9, 2021 Exhibit 99.2 Exhibit 99.2 CORSAIR INVESTOR PRESENTATION February 9, 2021

Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; the impact of the coronavirus on the Company’s business; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s Securities and Exchange Commission filings, including but not limited to Corsair’s Annual Report on Form 10-K for the year ended December 31, 2020 (once available) as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, such as adjusted EBITDA, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk. Unless otherwise specified, all figures are as of December 31, 2020. DISCLAIMER 2 DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; the impact of the coronavirus on the Company’s business; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s Securities and Exchange Commission filings, including but not limited to Corsair’s Annual Report on Form 10-K for the year ended December 31, 2020 (once available) as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, such as adjusted EBITDA, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk. Unless otherwise specified, all figures are as of December 31, 2020. 2

33 CORSAIR MAKES SPECIALIZED GEAR FOR GAMERS AND STREAMERS CORSAIR elgato ORIGIN s SCUFGAMING

GAMING AND STREAMING GEAR AT SCALE Founded in 1994 2,000+ Employees $1.7bn Revenue 2020 (1) 25.7% 2017 – 2020 (1) Revenue CAGR 23 Primary Product Lines, Many with Leading Market Share GAMER and Creator Peripherals GAMING components and Systems Computer Cases Cooling Solutions STREAMING GEAR Keyboards Mice GAMING Headsets PERFORMANCE Controllers COMPLETE SYSTEMS High Performance MEMORY POWER SUPPLY UNITS 4 1 Reflects preliminary and unaudited estimates for the year ended December 31, 2020 based on currently available information. This is not a comprehensive statement of our financials results and is subject to completion of our closing process. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. GAMING AND STREAMING GEAR AT SCALE Founded in 1994 2,000+ Employees $1.7bn Revenue 2020 (1) 25.7% 2017 – 2020 (1) Revenue CAGR 23 Primary Product Lines, Many with Leading Market Share GAMER and Creator Peripherals GAMING components and Systems Keyboards Mice GAMING Headsets PERFORMANCE Controllers STREAMING GEAR High Performance MEMORY Computer Cases POWER SUPPLY UNITS Cooling Solutions COMPLETE SYSTEMS 1 Reflects preliminary and unaudited estimates for the year ended December 31, 2020 based on currently available information. This is not a comprehensive statement of our financials results and is subject to completion of our closing process. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. 4

THE COMPLETE PRODUCT SUITE FOR GAMING AND STREAMING 5 THE COMPLETE PRODUCT SUITE FOR GAMING AND STREAMING CORSAIR

OUR OPPORTUNITY Gaming, eSports, Streaming 6 OUR OPPORTUNITY Gaming, eSports, Streaming CORSAIR

GAMING HAS RAPIDLY GROWN AND BECOME MAINSTREAM ‘10s – ’20s eSports and Competitive Gaming (Millions of Players and Spectators) Then Now 2.6 Billion Global Gamers Potential Competitors ‘90s Local PC Network (2+ Player) Multiple Friends ‘70s Arcade (1 Player) Yourself ‘80s Consoles (2 Player) One Friend ‘00s Online PC, Console and Mobile Networks (Millions of Players) Players Worldwide $149 Billion Globally Gamers & Market Size Source: Newzoo (2020) 7 GAMING HAS RAPIDLY GROWN AND BECOME MAINSTREAM ‘70s Arcade (1 Player) ‘80s Consoles (2 Player) ‘90s Local PC Network (2+ Player) ‘00s Online PC, Console and Mobile Networks (Millions of Players) ‘10s – ’20s eSports and Competitive Gaming (Millions of Players and Spectators) Then Potential Competitors Gamers & Market Size Yourself One Friend Multiple Friends Players Worldwide Now 2.6 Billion Global Gamers $149 Billion Globally 7

ESPORTS AND STREAMING POWER AN INVESTMENT AND SPENDING FLYWHEEL IN GAMING

2.6B
Gamers Globally In 2019

11%
Leisure Time in U.S. is Spent on Gaming



MORE PLAYERS
MORE VIEWERS
NEW CUSTOMERS
ESPORTS & STREAMING
INCREASED FOCUS
MORE INVESTMENT
Publishers, Sponsors, Advertisers, Team Owners, Leagues

12B
Streaming Hours Watched in 2019[1]

71%
Millennial Gamers In U.S. Watch Gaming Video Content on Streaming Platforms

$951 Million
eSports Revenue in 2019

Source: Newzoo (2020), StreamLabs, Activate Technology & Media Outlook 2020 and Nielsen
[1] Hours watched across Twitch, YouTube Gaming, Facebook Gaming and Mixer; does not include Chinese streaming platforms.

8

GAMERS AND STREAMERS NEED HIGH PERFORMANCE GEAR Gamers streamers PC Console Mobile GEAR needs 524mm PC Gamers 729mm Console Gamers 2.4bn Mobile Gamers 6mm Committed Streamers Source: Jon Peddie Research and Newzoo (2019,2020) 9 GAMERS AND STREAMERS NEED HIGH PERFORMANCE GEAR Gamers PC Console Mobile streamers 524mm PC Gamers 729mm Console Gamers 2.4bn Mobile Gamers 6mm Committed Streamers GEAR needs Source: Jon Peddie Research and Newzoo (2019,2020) 9

MANY PC GAMERS ARE CONSTANTLY BUILDING AND UPGRADING THEIR PCS WITH INDIVIDUALLY SELECTED, HIGH PERFORMANCE COMPONENTS A Majority of This High-End PC Segment Consists of Gamers Who Build Their Own Rigs This is a Large, Growing Market, Comprising 46% of the Total Gaming PC Spend and Exhibiting a CAGR of 14% From 2012-2019 Gaming PC Builders Care About : Performance and Cooling Quietness and Silence Reliability and Durability Aesthetics and Form Factor Corsair is a Recognized Market Leader in the Categories of Gaming Components it Sells to the High-Spend Consumer Games Become More Graphically Intense Every Year, Requiring High-End Gaming PCs to Play Competitively Competitive PC Gamers Want Both High Quality Graphics and High Frame Rates High Quality Graphics Enhance the Immersive Experience While Higher Frame Rates Have Definitive, Measurable Performance Benefits 51% of the Global Gaming PC Market Comprises of Machines that Cost $1,800+ Source: Jon Peddie Research (2020), DFC Intelligence (2020) 10 MANY PC GAMERS ARE CONSTANTLY BUILDING AND UPGRADING THEIR PCS WITH INDIVIDUALLY SELECTED, HIGH PERFORMANCE COMPONENTS  Games Become More Graphically Intense Every Year, Requiring High-End Gaming PCs to Play Competitively  Competitive PC Gamers Want Both High Quality Graphics and High Frame Rates  High Quality Graphics Enhance the Immersive Experience While Higher Frame Rates Have Definitive, Measurable Performance Benefits  51% of the Global Gaming PC Market Comprises of Machines that Cost $1,800+  A Majority of This High-End PC Segment Consists of Gamers Who Build Their Own Rigs This is a Large, Growing Market, Comprising 46% of the Total Gaming PC Spend and Exhibiting a CAGR of 14% From 2012-2019  Gaming PC Builders Care About :  Performance and Cooling  Quietness and Silence  Reliability and Durability  Aesthetics and Form Factor  Corsair is a Recognized Market Leader in the Categories of Gaming Components it Sells to the High-Spend Consumer Source: Jon Peddie Research (2020), DFC Intelligence (2020) 10

Committed Casual GAMING GEAR UPGRADE PATH 11 GAMING GEAR UPGRADE PATH Casual Committed 11

Committed Casual STREAMING GEAR UPGRADE PATH 12 STREAMING GEAR UPGRADE PATH Casual Committed 12

COMPETITIVE GAMING AND STREAMING DRIVE USER ASPIRATIONS, COMMITTMENT AND SPENDING ON GEAR



Pro eSports Athletes
Pro Streamers
SPEND ON HIGH PERFORMANCE GEAR
ASPIRE
INFLUENCE
COMMITTED PC / CONSOLE GAMERS
COMPETITIVE PC / CONSOLE GAMERS
CASUAL PC / CONSOLE GAMERS
MOBILE-ONLY GAMERS
Sponsored (~$0)
Extensive
Moderate
Low
~$0

13

LARGE GLOBAL PC GAMING AND STREAMING GEAR MARKET, WITH SIGNIFICANT WHITESPACE 2019 Total PC Gamers: 524mm While Committed and Competitive PC Gamers Only Make Up 18% of the PC Gamer Population…. 2019 Total Spending on PC Gaming Gear: $36bn …They Represent 83% of the $36bn PC Gaming and Streaming Gear Total Addressable Market… $14 430mm 27mm 67mm Committed Competitive Casual $651 $179 + + Number of PC Gamers Represents Gamers Who Spent >$1,000 on Their Primary PC …Resulting in Significant Whitespace as Gamers and Streamers Become More Serious and Start to Spend Source: Jon Peddie Research (2019, 2020) Note: Committed PC Gamers defined by >$1,800 per gamer aggregate spend on gaming hardware and accessories. Competitive PC Gamers defined by $1,000 - $1,800 per gamer aggregate spend on gaming hardware and accessories. Casual PC Gamers defined by <$1,000 per gamer aggregate spend on gaming hardware and accessories. 14 LARGE GLOBAL PC GAMING AND STREAMING GEAR MARKET, WITH SIGNIFICANT WHITESPACE 2019 Total PC Gamers: 524mm While Committed and Competitive PC Gamers Only Make Up 18% of the PC Gamer Population…. 2019 Total Spending on PC Gaming Gear: $36bn …They Represent 83% of the $36bn PC Gaming and Streaming Gear Total Addressable Market… Committed Competitive Casual …Resulting in Significant Whitespace as Gamers and Streamers Become More Serious and Start to Spend Represents Gamers Who Spent >$1,000 on Their Primary PC Committed Competitive Casual [BAR CHART] [BAR CHART] Number of PC Gamers Source: Jon Peddie Research (2019, 2020) Note: Committed PC Gamers defined by >$1,800 per gamer aggregate spend on gaming hardware and accessories. Competitive PC Gamers defined by $1,000 - $1,800 per gamer aggregate spend on gaming hardware and accessories. Casual PC Gamers defined by <$1,000 per gamer aggregate spend on gaming hardware and accessories. 14

PROLIFERATION OF STREAMING AND BROADER CONTENT CREATION EXPANDING MARKET OPPORTUNITY ~6 Million Committed Streamers Across Platforms1 Streamers who Purchase Streaming Gear Spent an Average of Over $240 in 2019. Traditionally Spend Was on Gaming Content, But Increasingly on: Podcasting Video Blogging Interactive Fitness Remote Learning Work From Home Source: Newzoo (2020) 1 Includes Twitch and Youtube. 15 PROLIFERATION OF STREAMING AND BROADER CONTENT CREATION EXPANDING MARKET OPPORTUNITY ~6 Million Committed Streamers Across Platforms1 Streamers who Purchase Streaming Gear Spent an Average of Over $240 in 2019. Traditionally Spend Was on Gaming Content, But Increasingly on: • Podcasting • Video Blogging • Interactive Fitness • Remote Learning • Work From Home Source: Newzoo (2020) 1 Includes Twitch and Youtube. 15

OUR COMPETITIVE ADVANTAGE Leading Performance and Integration 16 OUR COMPETITIVE ADVANTAGE Leading Performance and Integration CORSAIR 16

REPUTATION FOR HIGH PERFORMANCE AND QUALITY Durability Precision Aesthetics Power Creative freedom Customization Since 2016, We Have Received over 4,000 Product Awards in Approximately 45 Countries, of Which 3,500 Were “Gold,” “Editor’s Choice,” “Approved,” or Similar Awards 17 REPUTATION FOR HIGH PERFORMANCE AND QUALITY Since 2016, We Have Received over 4,000 Product Awards in Approximately 45 Countries, of Which 3,500 Were “Gold,” “Editor’s Choice,” “Approved,” or Similar Awards Precision Power Customization Durability Aesthetics Creative freedom 17

USED, INFLUENCED AND TESTED BY THE WORLD’S MOST ADMIRED GAMERS AND STREAMERS SUMMIT1G 7mm+ Followers 2020 Live Viewer Hours: 109mm 2mm+ Followers 2020 Live Viewer Hours: 36mm 9mm+ Followers 2020 YouTube Views: 51mm LoserFruit CohhCarnage 18 USED, INFLUENCED AND TESTED BY THE WORLD’S MOST ADMIRED GAMERS AND STREAMERS SUMMIT1G 7mm+ Followers 2020 Live Viewer Hours: 109mm LoserFruit 9mm+ Followers 2020 YouTube Views: 51mm CohhCarnage 2mm+ Followers 2020 Live Viewer Hours: 36mm LEADING R&D TEAM AND CONTINUED PRODUCT ENHANCEMENT PROFESSIONAL ATHLETE AND GAMER FEEDBACK (BETA TESTING) CORSAIR DNA AND ADVANTAGE MOST COMPLETE GAMING ECOSYSTEM 18

MOST COMPLETE, SOFTWARE-DRIVEN ECOSYSTEM 1 2 4 3 iCUE FOR GAMERS ELGATO FOR CONTENT CREATORS Two proprietary software platforms enhance brand loyalty and repeat purchases across gaming and streaming gear 1 2 3 4 4K Video Capture Audio and Mic Mixer Lighting Control Stream Deck Software Immersive game Integration Performance Dashboard RGB Lighting Control Performance Tuning 5 Video software 5 19 MOST COMPLETE, SOFTWARE-DRIVEN ECOSYSTEM Two proprietary software platforms enhance brand loyalty and repeat purchases across gaming and streaming gear iCUE FOR GAMERS elgato RGB Lighting Control Performance Tuning Immersive game Integration Performance Dashboard ELGATO FOR CONTENT CREATORS 1 4K Video Capture 2 Audio and Mic Mixer 5 EPOCCAM Video software 3 Stream Deck Software 4 Lighting Control 19

MARKET LEADERSHIP ACROSS OUR PRODUCT CATEGORIES

		CORSAIR	Logitech	Razer	Kingston/ HyperX	Microsoft	Crucial	Cooler Master	EVGA	NZXT	Seasonic
Gamer and Creator Peripherals	Keyboards	2nd	•	•	•			•	•		
	Mice	3rd	•	•	•			•	•		
	Headsets	4th	•	•	•			•			
	Streaming Peripherals	2nd	•	•							
	Performance Controllers	2nd	•			•					
Gaming Component and Systems	Memory	1st			•		•				
	Cases	2nd						•	•	•	
	Power Supply Units	1st						•	•	•	•
	Cooling Solutions	1st						•	•	•	

Total U.S Market Share Based on NPD Group (yellow) | Total U.S Market Share Based on Management Estimates (grey) | Indicates Offering in Product Category (blue dot)

Corsair's Leadership Commanding Price Premiums Against Other Brands[1]

Cooling Solutions	+73%
Computer Cases	+42%
Power Supply Units	+32%
High-Performance Memory	+8%

Source: NPD Group (Last twelve months ended September 2020) and management estimates.
[1] Premiums in the U.S. for the twelve months ended September 2020.

20

GLOBAL AND ESTABLISHED CHANNEL RELATIONSHIPS Americas APAC EMEA 21 GLOBAL AND ESTABLISHED CHANNEL RELATIONSHIPS Americas EMEA APAC [COMPANY LOGO] 21

SUPPORTED BY A HIGHLY EFFICIENT MARKETING ENGINE 22 SUPPORTED BY A HIGHLY EFFICIENT MARKETING ENGINE ESPORTS MARKETING Sponsor Leading Teams and Tournaments Across Geographies and Games INFLUENCER MARKETING Sponsor High-Impact Gamer and Streamer Influencers EVENTS Opportunity to Interact With Industry, Channel, and Supplier Partners as Well as End-Consumers PRODUCT REVIEWS Received 4,000+ Industry Awards Since 2016 for Leading Products and Features [COMPANY LOGO] SOCIAL MEDIA Powerful Social Media Footprint WEB AND DIGITAL ADVERTISING Search, Traffic Acquisition, Product Launches and Offers 22

OVERVIEW OF GROWTH STRATEGY Advance as the global leader in high-performance gaming and streaming gear Continue to develop innovative, market-leading gaming and streaming gear Expand into new gear and services that grow our market opportunity Leverage our software platforms to sell more gear into existing customers Strengthen relationships with end-users by increasing direct-to-consumer sales Continue to grow market share globally Selectively pursue complementary acquisitions 1 2 3 4 5 6 7 23 OVERVIEW OF GROWTH STRATEGY 1 Advance as the global leader in high-performance gaming and streaming gear 2 Continue to develop innovative, market-leading gaming and streaming gear 3 Expand into new gear and services that grow our market opportunity 4 Leverage our software platforms to sell more gear into existing customers 5 Strengthen relationships with end-users by increasing direct-to-consumer sales 6 Continue to grow market share globally 7 Selectively pursue complementary acquisitions 23

MANAGEMENT TEAM OF VISIONARY INDUSTRY LEADERS MICHAEL G. POTTER CFO 30 Years in Industry CARINA TAN Vice President & General Counsel 24 years legal experience THI LA President & COO 33 Years in Industry ANDY PAUL CEO 42 Years in Industry JULIAN LIGHTON SVP, Strategy & New Ventures 31 Years in Industry President of Multichip Technology Various sales and marketing positions VP, Global Operations and IT Director CFO and Chief Legal Officer CFO CFO CEO Chief Strategy Officer General Manager Chief Strategy Officer Various Senior Positions PETE HILLIARD Chief Human Resource officer 30 years of HR experience Partner Research Scientist Partner & VP of Operations Chief Administrative Officer Chief People Officer 24 MANAGEMENT TEAM OF VISIONARY INDUSTRY LEADERS ANDY PAUL CEO 42 Years in Industry MICHAEL G. POTTER CFO 30 Years in Industry THI LA President & COO 33 Years in Industry CARINA TAN Vice President & General Counsel 24 years legal experience PETE HILLIARD Chief Human Resource officer 30 years of HR experience JULIAN LIGHTON SVP, Strategy & New Ventures 31 Years in Industry [COMPANY LOGO] 24

FINANCIAL OVERVIEW Top-Line Growth and Cash Flow Profile Support Investment in Attractive Growth Areas 25 FINANCIAL OVERVIEW Top-Line Growth and Cash Flow Profile Support Investment in Attractive Growth Areas [COMPANY LOGO] 25

FINANCIAL HIGHLIGHTS Strong top-line growth Margin expansion across our segments Investing to consolidate market leadership Asset-light business model Strong free cash flow generation 1 2 3 4 5 26 FINANCIAL HIGHLIGHTS 1 Strong top-line growth 2 Margin expansion across our segments 3 Investing to consolidate market leadership 4 Asset-light business model 5 Strong free cash flow generation 26

STRONG TOP-LINE GROWTH - REVENUE Source: Company Management Note: Financials in $mm. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. 1 Reflects preliminary and unaudited estimates for the year ended December 31, 2020 based on currently available information. This is not a comprehensive statement of our financials results and is subject to completion of our closing process. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. 17% 26% 14% YoY Growth $1,702 M $1,097 M $938 M 55% 83% 45% YoY Growth 27 70% 104% 57% YoY Growth $327 M $556 M STRONG TOP-LINE GROWTH – REVENUE [BAR CHART] Source: Company Management Note: Financials in $mm. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. 1 Reflects preliminary and unaudited estimates for the year ended December 31, 2020 based on currently available information. This is not a comprehensive statement of our financials results and is subject to completion of our closing process. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. 27

GROSS MARGIN EXPANSION IN BOTH OUR SEGMENTS Source: Company Management Note: Financials in $mm. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. SEGMENT GROSS PROFIT SEGMENT GROSS MARGIN $465 $224 $193 YoY Growth 11% 20% 16% YoY Growth 133% 93% 108% 28 GROSS MARGIN EXPANSION IN BOTH OUR SEGMENTS SEGMENT GROSS PROFIT SEGMENT GROSS MARGIN [BAR CHART] Source: Company Management Note: Financials in $mm. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. 28

EXPANDING EBITDA WITH LOW CAPEX Source: Company Management. Note: Financials in $mm. 1 Adjusted EBITDA is determined by adding back to GAAP net income (loss) the acquisition accounting impacts related to recognizing acquired deferred revenue and inventory at fair value, stock-based compensation, certain acquisition-related and integration-related expenses, change in fair value of contingent consideration for business acquisition, executive transition costs, non-deferred costs associated with the IPO and the secondary offering, debt modification costs, intangible asset amortization, depreciation and amortization, interest expense (including loss on extinguishment of debt) and tax expense (benefit). While we believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operations, we urge you to review the reconciliation of Adjusted EBITDA to our most directly comparable GAAP financial measures set forth in the Appendix to this presentation. Note: 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. 2020 financial figures are preliminary estimates and the review of such figures by the Company's auditors is not yet complete. As a result, such figures are subject to change. 2 Reflects unaudited numbers for the year ended December 31, 2020 based on currently available information. This is not a comprehensive statement of our financials results and is subject to completion of our closing process. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. Capex Spend (% of Revenue) 0.9% 0.8% 0.5% EBITDA Margin 7.2% 6.5% Adjusted EBITDA (1) 12.5% 29 EXPANDING EBITDA WITH LOW CAPEX Adjusted EBITDA (1) [BAR CHART] Source: Company Management. Note: Financials in $mm. 1 Adjusted EBITDA is determined by adding back to GAAP net income (loss) the acquisition accounting impacts related to recognizing acquired deferred revenue and inventory at fair value, stock-based compensation, certain acquisition-related and integration-related expenses, change in fair value of contingent consideration for business acquisition, executive transition costs, non-deferred costs associated with the IPO and the secondary offering, debt modification costs, intangible asset amortization, depreciation and amortization, interest expense (including loss on extinguishment of debt) and tax expense (benefit). While we believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operations, we urge you to review the reconciliation of Adjusted EBITDA to our most directly comparable GAAP financial measures set forth in the Appendix to this presentation. Note: 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. 2020 financial figures are preliminary estimates and the review of such figures by the Company's auditors is not yet complete. As a result, such figures are subject to change. 2 Reflects unaudited numbers for the year ended December 31, 2020 based on currently available information. This is not a comprehensive statement of our financials results and is subject to completion of our closing process. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. 29

Exited 2020 on a Strong Note Note: $ in millions except EPS and percentages; 2019 was a Net Income loss of $8.4m or $0.11 per share making the year-over-year % comparison not meaningful Record Full Year Results Net revenue growth of 55.2% to $1.7 billion and adjusted EBITDA nearly tripled to $213.0 million, driven by strong demand across all of our product lines as consumers spend more time working and gaming at home Gross margin of 27.3%, an increase of 690 basis points, driven by product mix and lower promotional activity Adjusted operating income growth of 211.4% to $204.8 million, driven by increased sales leverage Cash flow from operations of $170.0 million 30 Exited 2020 on a Strong Note Record Full Year Results Net revenue growth of 55.2% to $1.7 billion and adjusted EBITDA nearly tripled to $213.0 million, driven by strong demand across all of our product lines as consumers spend more time working and gaming at home Gross margin of 27.3%, an increase of 690 basis points, driven by product mix and lower promotional activity Adjusted operating income growth of 211.4% to $204.8 million, driven by increased sales leverage Cash flow from operations of $170.0 million Q4’20 Y/Y 2020 Y/Y Net Revenue $556.3 70.4% $1,702.4 55.2% Gross Profit $153.8 118.3% $465.4 107.5% Gross Profit Margin 27.6% 600 bps 27.3% 690 bps Operating Income $58.9 314.2% $158.4 568.0% Adjusted Operating Income $71.0 166.9% $204.8 211.4% Net Income $43.0 616.0% $103.2 nm Earnings per Share (diluted) $0.43 470.6% $1.14 nm Adjusted Net Income $53.0 214.8% $145.0 427.0% Adjusted Earnings per Share (diluted) $0.53 150.9% $1.60 354.5% Adjusted EBITDA $72.5 154.7% $213.0 197.5% Note: $ in millions except EPS and percentages; 2019 was a Net Income loss of $8.4m or $0.11 per share making the year-over-year % comparison not meaningful 30

GAMER AND CREATOR PERIPHERALS

Gamer and Creator Peripherals segment net revenue growth of 83.4%, driven by sales of Elgato branded streaming products, gaming chairs, headsets, and the contribution from SCUF

Gamer and Creator Peripherals segment net revenue was 31.7% of total net revenue, an increase of 490 basis points over 2019

Gamer and Creator Peripherals segment gross profit was $189.7 million, an increase of $108.4 million

Gamer and Creator Peripherals segment gross margin was 35.2%, an increase of 750 basis points, driven by increasing sales of higher margin products, coupled with less promotional activities

	Q4'20	Y/Y	2020	Y/Y
Net Revenue	**$191.8**	**104.0%**	**$539.4**	**83.4%**
% of Total Net Revenue	34.5%	570 bps	31.7%	490 bps
Gross Profit	**$68.9**	**197.7%**	**$189.7**	**133.2%**
Gross Profit Margin	**35.9%**	**1130 bps**	**35.2%**	**750bps**



Note: $ in millions except percentages

31

GAMING COMPONENTS AND SYSTEMS Note: $ in millions except percentages 32 Gaming Components and Systems segment net revenue growth of 44.8%, driven by strong sales across all products that were prompted in part by introduction of high-performing microprocessors by Intel and AMD and graphic cards by AMD and Nvidia Gaming Components and Systems segment gross profit was $275.7 million, an increase of 92.9% year-over-year Gaming Components and Systems segment gross margin was 23.7%, an increase of 590 basis points, driven by increasing sales of higher margin products, coupled with less promotional activities GAMING COMPONENTS AND SYSTEMS Gaming Components and Systems segment net revenue growth of 44.8%, driven by strong sales across all products that were prompted in part by introduction of high-performing microprocessors by Intel and AMD and graphic cards by AMD and Nvidia Gaming Components and Systems segment gross profit was $275.7 million, an increase of 92.9% year-over-year Gaming Components and Systems segment gross margin was 23.7%, an increase of 590 basis points, driven by increasing sales of higher margin products, coupled with less promotional activities Q4’20 Y/Y 2020 Y/Y Net Revenue $364.5 56.8% $1,163.0 44.8% % of Total Net Revenue 65.5% -570 bps 68.3% -490 bps Gross Profit $84.9 79.5% $275.7 92.9% Gross Profit Margin 23.3% 290 bps 23.7% 590 bps Note: $ in millions except percentages 32

2021 Outlook (1) 33 Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. 2021 Outlook (1) Financial Metrics 2021 Guidance Net Revenues $1.8-1.95 billion Adjusted Operating Income $205-220 million Adjusted EBITDA $215-230 million 1. Actual results may differ materially from these estimates. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. 33

DEBT SUMMARY Repaid $50 million of term loan debt during Q4’20 Repaid $190.4 million of term loan during 2020, retiring $50 million second lien debt in its entirety during Q3’20 prior to the IPO See appendix for non-GAAP reconciliations 34 DEBT SUMMARY ($ in millions) December 31, 2020 Cash (excluding restricted cash) $129.5 Term Loan (face value) $326.9 Total debt $326.9 Net debt $197.4 LTM adjusted EBITDA (1) $213.0 Total debt / LTM adjusted EBITDA 1.5x Net debt / LTM adjusted EBITDA 0.9x Repaid $50 million of term loan debt during Q4’20 Repaid $190.4 million of term loan during 2020, retiring $50 million second lien debt in its entirety during Q3’20 prior to the IPO 1. See appendix for non-GAAP reconciliations 34

APPENDIX 35 APPENDIX [COMPANY LOGO] 35

GAAP TO NON-GAAP RECONCILIATIONS 36 GAAP TO NON-GAAP RECONCILIATIONS Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Operating Income - GAAP $ 58,893 $ 14,218 $ 158,361 $ 23,707 Acquisition accounting impact related to recognizing acquired deferred revenue at fair value - 1,067 - 1,067 Acquisition accounting impact related to recognizing acquired inventory at fair value - 1,604 394 1,604 Change in fair value of contingent consideration for business acquisition 954 (635) 954 (635) Stock-based compensation 1,510 1,035 5,796 3,848 Intangible asset amortization 8,572 6,571 33,916 30,123 Acquisition-related and integration-related costs 680 1,250 3,156 3,099 Executive transition costs - 444 - 984 Non-deferred IPO and secondary offering costs 428 224 1,633 1,135 Debt modification costs - 836 623 836 Adjusted Operating Income - Non-GAAP $ 71,037 $ 26,614 $ 204,833 $ 65,768 As a % of net revenue - GAAP 10.6% 4.4% 9.3% 2.2% As a % of net revenue - Non-GAAP 12.8% 8.1% 12.0% 6.0% 36

GAAP TO NON-GAAP RECONCILIATIONS 37 GAAP TO NON-GAAP RECONCILIATIONS Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net Income (Loss) - GAAP $ 43,043 $ 6,012 $ 103,217 $ (8,394) Acquisition accounting impact related to recognizing acquired deferred revenue at fair value - 1,067 - 1,067 Acquisition accounting impact related to recognizing acquired inventory at fair value - 1,604 394 1,604 Change in fair value of contingent consideration for business acquisition 954 (635) 954 (635) Stock-based compensation 1,510 1,035 5,796 3,848 Intangible asset amortization 8,572 6,571 33,916 30,123 Acquisition-related and integration-related costs 680 1,250 3,156 3,099 Executive transition costs - 444 - 984 Non-deferred IPO and secondary offering costs 428 224 1,633 1,135 Debt modification costs - 836 623 836 Loss on debt extinguishment 858 - 4,114 - Non-GAAP income tax adjustment (3,032) (1,567) (8,850) (6,163) Adjusted Net Income - Non-GAAP $ 53,013 $ 16,841 $ 144,953 $ 27,504 Diluted Net income per share: GAAP $ 0.43 $ 0.08 $ 1.14 $ (0.11) Adjusted, Non-GAAP $ 0.53 $ 0.21 $ 1.60 $ 0.35 Shares used to compute diluted net income per share: GAAP 99,771 79,514 90,577 76,223 Adjusted, Non-GAAP 99,771 79,514 90,577 78,117 37

ADJUSTED EBITDA RECONCILIATION 38 ADJUSTED EBITDA RECONCILIATION Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net Income (Loss) - GAAP $ 43,043 $ 6,012 $ 103,217 $ (8,394) Acquisition accounting impact related to recognizing acquired deferred revenue at fair value - 1,067 - 1,067 Acquisition accounting impact related to recognizing acquired inventory at fair value - 1,604 394 1,604 Change in fair value of contingent consideration for business acquisition 954 (635) 954 (635) Stock-based compensation 1,510 1,035 5,796 3,848 Acquisition-related and integration-related costs 680 1,250 3,156 3,099 Executive transition costs - 444 - 984 Non-deferred IPO and secondary offering costs 428 224 1,633 1,135 Debt modification costs - 836 623 836 Intangible asset amortization 8,572 6,571 33,916 30,123 Depreciation 2,613 1,936 9,318 7,384 Interest expense (includes loss on debt extinguishment) 6,021 8,485 35,137 35,548 Tax expense (benefit) 8,676 (360) 18,825 (5,005) Adjusted EBITDA - Non-GAAP $ 72,497 $ 28,469 $ 212,969 $ 71,594 Adjusted EBITDA margin - Non-GAAP 13.0% 8.7% 12.5% 6.5% 38

THANKS! 40 THANKS! CORSAIR 39